UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

ADVENT TECHNOLOGIES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street
Boston, MA 02116
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADN	The Nasdaq Capital Market
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Attached as Exhibits 99.1 through 99.7 to, and incorporated by reference in, this report are presentations of Advent Technologies Holdings, Inc. (the "Company") that will be used at the Company’s Investor Day held on July 7, 2022.  The presentation also is posted under Events & Presentations on the Investor Relations page of the Company's website at http://www.advent.energy.

The information contained and incorporated by reference in this Item 7.01 on Current Report on Form 8-K, including Exhibits 99.1 through 99.7 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This report contains forward-looking statements, which reflect our current views with respect to, among other things, our operations and financial performance. All statements other than statements of historical facts contained in this report, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “could,” “target,” “predict,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those referenced in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”) and in the Company's other filings with the Securities and Exchange Commission from time to time, which could cause actual results to differ materially. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in or implied by any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Some of the key factors that could cause actual results to differ from our expectations include:

●	our ability to maintain the listing of our shares of common stock and warrants on Nasdaq;
●	our ability to raise financing in the future;
●	our success in retaining or recruiting officers, key employees or directors;
●	factors relating to our business, operations and financial performance, including:
o	our ability to control the costs associated with our operations;
o	our ability to grow and manage growth profitably;
o	our reliance on complex machinery for our operations and production;
o	the market’s willingness to adopt our technology;
o	our ability to maintain relationships with customers;
o	the potential impact of product recalls;
o	our ability to compete within our industry;
o	increases in costs, disruption of supply or shortage of raw materials;
o
risks associated with strategic alliances or acquisitions, including the acquisition of SerEnergy A/S, a Danish stock corporation and fischer eco solutions GmbH, a German limited liability company, former wholly-owned subsidiaries of F.E.R. fischer Edelstahlrohre GmbH, completed on August 31, 2021;

o	the impact of unfavorable changes in U.S. and international regulations;
o	the availability of and our ability to meet the terms and conditions for government grants and economic incentives; and
o	our ability to protect our intellectual property rights;
●
market conditions and global and economic factors beyond our control, including the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and our liquidity, operations and personnel;

●	volatility of our stock price and potential share dilution;
●	future exchange and interest rates; and
●	other factors detailed within the 2021 Annual Report under the section entitled “Risk Factors.”

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	DESCRIPTION
99.1	CEO Presentation
99.2	CFO Presentation
99.3	COO Presentation
99.4	CMO Presentation
99.5	CTO Presentation
99.6	Green HiPo IPCEI Hydrogen Technology Project Presentation (Part 1)
99.7	Green HiPo IPCEI Hydrogen Technology Project Presentation (Part 2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVENT TECHNOLOGIES HOLDINGS, INC.

	By:	/s/ James F. Coffey
Dated: July 7, 2022		Name:	James F. Coffey
		Title:	Chief Operating Officer and General Counsel